Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2064

 Dividend Income Leaders Strategy Portfolio 2020-3

 Supplement to the Prospectus

As of September 18, 2020, CenturyLink, Inc. (ticker: CTL) has changed its name to Lumen Technologies, Inc. (ticker: LUMN). As a result, effective immediately, all references to CenturyLink, Inc. in the Portfolio’s prospectus are replaced with Lumen Technologies, Inc.

Supplement Dated: September 18, 2020